UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 3, 2002


                         COMMISSION FILE NUMBER: 0-32321


                           NEVADA HOLDING GROUP, INC.
             (Exact name of registrant as specified in its charter)


                 NEVADA                                 88-0440989
(State of jurisdiction of Incorporation)    (I.R.S. Employer Identification No.)


4729 LOMAS SANTE FE STREET, LAS VEGAS, NEVADA           89147-6028
  (Address of principal executive offices)              (Zip Code)


        Registrants telephone number, including area code (702) 220-3120


                                      N/A
              (Former name, former address and former fiscal year,
                         if changed since last report)

Total Number of Pages: 23

ITEM 1. CHANGES IN CONTROL OF REGISTRANT:

     Not Applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS:

On March 27, 2002, the Company signed the contracts and the Company completed the acquisition of 100% of the issued and outstanding shares of Providence Cabinet Shoppe, Inc. on April 3, 2002. The agreement provides for the Company to acquire 100% of the issued and outstanding shares for a total of $85,000 payable with a down payment of $15,000. $28,000 to be paid 30 days from closing and $40,000 to be paid at $10,000 per month, payable on the 1st and 15th for 4 months. In addition, $2,000 for insurance benefits package for 3 months, to be paid as due. The down payment was made on April 3, 2002. In addition, the Company assumed liabilities of approximately $1,450,000. Providence Cabinet, Inc. has assets including land, building, equipment and fixtures of approximately $2,000,000 prior to depreciation. Providence Cabinet, Inc. has total inventory and accounts receivable of approximately $500,000.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP:

     Not Applicable.

ITEM 4. CHANGE OF CERTIFIED PUBLIC ACCOUNTANTS:

     Not Applicable.

ITEM 5. OTHER MATERIALLY IMPORTANT EVENTS:

     Not Applicable.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT A -- Agreement for Purchase and Sale of Provident Cabinet Shoppe, Inc.,
             incorporated herein by reference.

EXHIBIT B -- Sale of Corporate Assets, incorporated herein by reference.

EXHIBIT C -- Wraparound Warranty Deed, incorporated herein by reference.

EXHIBIT D -- Agreement for the Sale of Corporate Stock, incorporated herein by reference.

EXHIBIT E -- Provident Cabinet Shoppe, Inc. Balance Sheet dated March 31, 2002
             (unaudited), incorporated herein by reference.

EXHIBIT F -- Provident Cabinet Shoppe, Inc. Statement of Operations for the
             three months and six months ended March 31, 2002 (unaudited), incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NEVADA HOLDING GROUP, INC.
                                        Registrant


May 3, 2002
                                        /s/ Melanie S. Meinders
                                        ----------------------------------------
                                        Melanie S. Meinders
                                        Director and President

EXHIBIT A     AGREEMENT FOR PURCHASE AND SALE OF PROVIDENCE CABINET SHOPPE, INC.

STATE OF TEXAS
COUNTY OF FORT BEND

     This agreement is made on March 27, 2002 by John M. King, Attorney-in-fact, for Nevada Holding, Group, Inc., a Nevada Corporation, with its principal office located at 3320 FM 359, Richmond, Texas 77469, Fort Bend County, Texas ("Buyer"), and Ron Edmondson, President, for Providence Cabinet Shoppe, Inc., a Tennessee Corporation of 2084 New Ashland City Road, Clarksville, Tennessee 37043, and Cheryl Edmondson, Secretary, for Providence Cabinet Shoppe, Inc., a Tennessee Corporation of 2084 New Ashland City Road, Clarksville, Tennessee 37043 ("Seller").

                          ARTICLE I. PURCHASE AND SALE

     1.01 In consideration of the mutual promises and conditions contained in this agreement, Seller agrees to sell to Buyer, and Buyer agrees to purchase from Seller, on the terms, conditions, warranties and representations set forth in this Agreement:

     (a) the business owned by Seller, being conducted under Providence Cabinet Shoppe, Inc., located at 2084 New Ashland City Road, Clarksville, Tennessee 37043 ("the Business");

     (b) all of the stock in trade, inventory, and merchandise of the Business as described in Exhibit "A" to be attached to this agreement at closing;

     (c) all of the fixtures, equipment, and other tangible assets of the Business, to be provided on Exhibit "B" at closing;

     (d) any real estate owned by Seller under the lease for the premises where the Business is located; and

     (e) all the trade, business name, goodwill, and other tangible or intangible assets of the Business.

                      ARTICLE II. AMOUNT OF PURCHASE PRICE

     2.01 The total purchase price to be paid by Buyer to Seller for all the properties, assets and rights of the Business described in this Agreement ("Purchase Price") shall be $85,000.00 and the assumption of all debts owed by the company. Seller will have a secured interest in all property, whether realty, personal property, tangible or intangible, until Buyer has satisfied all its obligations under the purchase agreement, including but not limited to the payment of all debts owed by or guaranteed by the Sellers to third parties. Buyer agrees to purchase Seller's 51 shares of common stock which represents 100% of the outstanding shares of the corporation. Seller agrees to repay $28,000 owed to Providence Cabinet Shoppe, Inc. 30 days from closing.

                     ARTICLE III. PAYMENT OF PURCHASE PRICE

     3.01 The total Purchase Price shall be paid as follows:

     (a) the sum of $15,000 in cash, cashier's check or equivalent, shall be paid at closing;

     (b) $28,000 to be paid 30 days from closing;

     (c) $40,000 to be paid at $10,000 per month, payable on the 1st and the 15th for 4 months;

     (d) $2,000 for insurance benefits package for 3 months, to be paid as due;

     (e) The assumption and promise to pay as due all sums due and owing by Providence Cabinet Shoppe, Inc. to Farmers and Merchants Bank of Clarksville, Tennessee, contingent upon release by Farmers and Merchants Bank of obligation of Ron and Cheryl Edmondson.

     (e) The assumption and promise to pay as due all current liabilities of Providence Cabinet Shoppe, Inc. as disclosed in the company's books and records;

     (f) The assumption and promise to pay as due amounts owed to Barth Barnhart not enumerated on the balance sheet.

                               ARTICLE IV. CLOSING

     4.01 The closing of the sale and purchase of the Business ("the Closing") shall take place on or before March 29, 2002, or at such other place and date as the parties may agree to in writing.

     4.02 At the closing the Seller shall:

     (a) deliver clear and marketable title and ownership to Buyer of all assets subject to this Agreement;

     (b) execute the Assignment of Assumed Name Certificate;

     (c) relinquish all management control to buyer; and

     (d) execute any other documents necessary to finalize this Agreement.

     4.03 At the Closing the Buyer shall:

     (a) pay all remaining moneys owed to Seller;

     (b) assume all liabilities as set forth in this agreement, unless undisclosed, and

     (c) execute any other documents necessary to finalize this Agreement.

                ARTICLE V. REPRESENTATIONS, WARRANTIES, COVENANTS
                            AND AGREEMENTS BY SELLER

     5.01 Seller agrees and warrants and represents to Buyer that:

     (a) the financial records for the Business, previously inspected by Buyer, contain a full and complete record and account of the financial affairs of this Business and truthfully set forth all liabilities, assets and other matters pertaining to the fiscal or financial condition of this Business through the date of inspection and furthermore, that there have been no material changes in the financial condition of this Business since that time except for transactions normal to this Business;

     (b) Seller is the lawful owner of this Business and has good right and due authorization to sell it. At the time of signing this Agreement, Seller neither knows nor has reason to know of the existence of any outstanding claim or title, or interest, or lien in, to, or on this Business except as shown on the financial records of this Business inspected by Buyer;

     (c) all fixtures and equipment sold pursuant to this Agreement are free and clear of any lien (including UCC financing statements) and/or debt unless otherwise set forth in a written statement from Seller to Buyer;

     (d) Seller owes no obligations and has contracted no liabilities affecting this Business or which might affect the consummation of the purchase and sale described in this Agreement that are not shown on the financial records inspected by Buyer and that have not been expressly disclosed to Buyer;

     (e) there are no taxes due and owing on account of Seller's operation of the Business for unemployment compensation, withholding tax, social security tax, sales tax, personal property tax, franchise tax, income tax, and other taxes of any nature;

     (f) any undisclosed accounts payable due and owing as of the Closing shall remain the responsibility of Seller and shall be paid promptly as they become due and payable;

     (g) no litigation, actions or proceedings, legal, equitable, administrative, through arbitration or otherwise, including but not limited to lawsuits, claims or disputes with employees, customers and vendors, etc., are pending or threatened that might affect this Business, the assets being purchased, or the consummation of the purchase and sale described in this Agreement;

     (h) Seller agrees to indemnify and hold Buyer harmless from any and all claims, causes of actions, damages, or debts, including legal fees, resulting from any actions, occurrences or events occurring prior to the Closing;

     (i) all mechanical equipment sold pursuant to this Agreement is in good working condition.

         ARTICLE VI. REPRESENTATIONS, WARRANTIES AND AGREEMENTS BY BUYER

     6.01 Buyer agrees and warrants and represents to Seller that Buyer will duly notify all authorities, suppliers, creditors, and/or other entities that Buyer is to be responsible for all liabilities associated with the operation of the Business, including without limitation withholding taxes, social security taxes, unemployment contributions, salaries, and purchases incurred after the Closing, and Buyer specifically agrees to assume such liabilities as of the Closing. Additionally, Buyer acknowledges disclosure by seller of situations regarding the individuals Ron Thomas and Robert E. Miller.

          ARTICLE VII. TRADENAME, TELEPHONE NUMBER AND POST OFFICE BOX

     7.01 Seller assigns to Buyer the exclusive right to use the trade or business name and Seller agrees not to use, or authorize others to use, this name or a similar name in the State of Tennessee.

     7.02 Seller agrees to allow Buyer to assume the Business telephone number, current advertising arrangements, including "Yellow Pages Advertising," and the Post Office Box, if any, currently used by the Business for a mailing address.

                   ARTICLE VIII. DELIVERY OF BOOKS AND RECORDS

     8.01 All books, records, files, documents and papers, including customer lists and all records of the accounts of customers used in the operation of or relating to the Business shall be transferred and delivered to Buyer at the Closing.

     8.02 All of these books, records, files, documents and papers shall be available to Buyer at any reasonable time for any proper purpose, and Buyer has the right to freely examine and to copy all such materials prior to closing.

                    ARTICLE IX. NONASSUMPTION OF LIABILITIES

     9.01 Unless otherwise expressly provided for in this agreement, any undisclosed liabilities and obligations incurred by Seller prior to the Closing are not assumed by Buyer but continue as liabilities and obligations of Seller and shall be solely paid by Seller.

     9.02 In the event Buyer is required to pay after the Closing any undisclosed valid lien, debt, or expense incurred by Seller prior to the Closing Date, Buyer shall have the right to offset any such lien, debt, or expense actually paid by Buyer, which is the valid and legal obligation of the Seller, against any payment owed to Seller by Buyer.

                      ARTICLE X. INDEMNIFICATION OF SELLER

     10.01 Buyer will indemnify and hold Seller and the property of Seller free and harmless from any and all claims, losses, damages, injuries and liabilities arising from or in connection with the operation of the Business after the Closing.

                               ARTICLE XI. DEFAULT

     11.01 After execution of this Agreement by the parties, default shall consist in the failure of either party to perform its respective obligations and duties and/or a breach of a warranty or covenant in this agreement.

     11.02 In the event of default of either party, Seller and Buyer shall have the right to sue for specific performance and/or sue for damages in addition to any other relief provided in this Agreement or attached Exhibits. In a suit for default, reasonable attorney fees shall be recoverable by the prevailing party.

                         ARTICLE XII. COSTS AND EXPENSES

     12.01 All costs and expenses incurred in finalizing the purchase and sale described in this Agreement in the manner prescribed by this Agreement shall be paid by Buyer and Seller in the following manner.

     (a) Buyer agrees to prepare the Closing documents and be responsible for any fees and expenses incurred in preparation of these documents. Should either party retain an additional attorney to review the documents necessary for the transfer of the Business, the attorney fees so incurred shall be the responsibility of the party retaining the attorney.

     (b) Any other Closing costs and expenses shall be paid at the Closing by the Buyer.

                       ARTICLE XIII. RESTRICTIVE COVENANTS

     14.01 The Seller shall not for a period of 2 years immediately following the execution of this Agreement, regardless of any reasons or cause, either directly or indirectly:

     (a) make known to any person, firm or corporation the names and addresses of any of the customers of the Seller or Buyer or any other information pertaining to them; or

     (b) call on, solicit, or take away, or attempt to call on, solicit, or take away any of the customers of the Seller on whom the Seller called or with whom he became acquainted during ownership of this Business either for Seller or for any other person, firm or corporation.

     14.02 Should Seller violate any paragraph of this Article, any remaining amounts now due, or which shall become due, from Buyer to Seller shall be considered paid in full.

               ARTICLE XIV. GENERAL AND ADMINISTRATIVE PROVISIONS

     15.01 Parties Bound. This Agreement shall be binding upon and inure to the benefit of the Parties to this agreement and their respective heirs, executors, administrators, legal representatives, successors and assigns.

     15.02 Assignment. The Seller shall have no right to transfer or assign his interest in this Agreement without the prior written consent of the Buyer.

     15.03 Corporate Authority. If any party to this agreement is a legal entity (partnership, corporation and/or trust), such party represents to the other that this Agreement, the transaction contemplated in this agreement, and the execution and delivery hereof, have been duly authorized by all necessary partnership, corporate or trust proceedings and actions, including without limitation the action on the part of the directors, if the party is a corporation. Certified copies of such corporate or other resolutions authorizing this transaction shall upon request be delivered at the Closing.

     15.04 Use of Pronouns. The use of the neuter singular pronoun to refer to the Parties described in this agreement shall be deemed a proper reference even though the Parties may be an individual, a partnership, a corporation, or group of two or more individuals, partnerships or corporations. The necessary grammatical changes required to make the provisions of this Agreement apply in the plural sense where there is more than one party to this Agreement, and to either corporations, partnerships or individuals, males or females, shall in all instances be assumed as though in each case fully expressed.

     15.05 Texas Law. This Agreement shall be subject to and governed by the laws of the State of Texas. Any and all obligations or payments are due and payable in Houston, Harris County, Texas.

     15.06 Severability. If any provision of this Agreement should, for any reason, be held violative of any applicable law, and so much of this Agreement be held unenforceable, then the invalidity of such a specific provision in this agreement shall not be held to invalidate any other provisions in this agreement, which other provisions shall remain in full force and effect unless removal of this invalid provision destroys the legitimate purposes of this Agreement, in which event this Agreement shall be canceled.

     15.07 Entire Agreement. This Agreement represents the entire understanding of the Parties hereto. There are no oral agreements, understandings, or representations made by any party to this agreement that are outside of this agreement and are not expressly stated in it.

     15.08 Notices. All notices or other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be considered as properly given if mailed from within the United States by first class mail, postage prepaid, and addressed as follows:

     to Seller: 2084 New Ashland City Road, Clarksville, Tennessee 37043

     to Buyer: 3320 FM 359, Richmond, Texas 77469

     A party may change the address for notice by giving notice of such change to the other party in writing.

     15.09 Facsimile Signatures. This Agreement shall be deemed properly executed when bearing facsimile signatures, regardless of how or by whom the signatures were affixed.

SIGNED, ACCEPTED, AND AGREED TO on March 27, 2002 by the undersigned parties, who acknowledge that they have read and understand this Agreement and the Attachments and Schedules to it and that they execute this legal document voluntarily and of their own free will.

Respectfully submitted,


/s/ Ron Edmondson                            /s/ Cheryl Edmondson
-------------------------------------        -----------------------------------
Ron Edmondson, President,                    Cheryl Edmondson, Secretary,
for Providence Cabinet Shoppe, Inc.,         for Providence Cabinet Shoppe, Inc,
a Tennessee Corporation                      a Tennessee Corporation


/s/ John M. King
-------------------------------------
John M. King, Attorney-in-fact,
for Nevada Holding Group, Inc.,
a Nevada Corporation

STATE OF TENNESSEE
COUNTY OF MONTGOMERY

     This  instrument  was  acknowledged  before  me on  March  27,  2002 by Ron
Edmondson,   President,   for  Providence  Cabinet  Shoppe,  Inc.,  a  Tennessee
Corporation.

                                             /s/ Sonya Y. Edwards
                                             -----------------------------------
                                             Notary Public's Signature


STATE OF TENNESSEE
COUNTY OF MONTGOMERY

     This  instrument  was  acknowledged  before me on March 27,  2002 by Cheryl
Edmondson,   Secretary,   for  Providence  Cabinet  Shoppe,  Inc.,  a  Tennessee
Corporation.



                                             /s/ Sonya Y. Edwards
                                             -----------------------------------
                                             Notary Public's Signature

STATE OF TEXAS
COUNTY OF FORT BEND

     This instrument was acknowledged before me on March 27th, 2002 by John M. King, Attorney-in-fact, for Nevada Holding Group, Inc., a Nevada Corporation.


                                             /s/ Sonya Y. Edwards
                                             -----------------------------------
                                             Notary Public's Signature

EXHIBIT B                   SALE OF CORPORATE ASSETS


STATE OF TEXAS
COUNTY OF FORT BEND

     This agreement is made on April 3, 2002, by John M. King, Attorney-in-fact, for Nevada Holding, Group, Inc., a Nevada Corporation, with its principal office located at 3320 FM 359, Richmond, Texas 77469, Fort Bend County, Texas ("Buyer"), and Ron Edmondson, President, for Providence Cabinet Shoppe, Inc., a Tennessee Corporation of 2084 New Ashland City Road, Clarksville, Tennessee 37043, and Cheryl Edmondson, Secretary, for Providence Cabinet Shoppe, Inc., a Tennessee Corporation of 2084 New Ashland City Road, Clarksville, Tennessee 37043 ("Seller").


     WHEREAS, Seller wishes to sell and Buyer wishes to purchase certain specified assets of Seller's business on the conditions set forth in this agreement.

                                     I. SALE

     1.01 Now, therefore, for $10.00 and other good and valuable consideration, Seller hereby transfers and assigns to Buyer, and Buyer hereby purchases from Seller on the terms, conditions, warranties and representations set forth in this Agreement the following assets:

     a. The business assets known and listed in Exhibit A attached to this agreement and the proceeds of the bank account in the name of Providence Cabinet, Inc. at Farmers and Merchants Bank in Clarksville, Tennessee;

     b. Any accounts receivable for which payment is not received until after April 3, 2002.

                          II. ASSUMPTION OF LIABILITIES

     2.01 Buyer agrees to assume legal responsibility for, and to pay all obligations of, Providence Cabinet Shoppe, Inc. for merchandise purchased by, and services rendered to Providence Cabinet Shoppe, Inc., its officers, and employees on or before April 3, 2002. Buyer at its sole cost and expense also agrees to defend any claim, case, or action brought against Providence Cabinet Shoppe, Inc., its officers, directors, or employees arising out of actions occurring on or before April 3, 2002, and to pay any resulting negotiated settlement made or judgment issued by a court of competent jurisdiction.

                     III. GENERAL ADMINISTRATION PROVISIONS

     3.01 This Agreement may be executed in multiple counterparts, and each such counterpart shall be deemed as an original instrument upon execution of this document.

     3.02 Any notice, request, instruction or other communication required or permitted hereunder shall be deemed to be properly given when deposited in the United States mail, postage prepaid, addressed as follows:

     to Seller: 2084 New Ashland City Road, Clarksville, Tennessee 37043

     to Buyer: 3320 FM 359, Richmond, Texas 77469

     3.03 This Agreement shall be construed and enforced in accordance with the laws of the State of Texas. Any and all obligation or payments shall be made due and payable in Richmond, Fort Bend County, Texas.

     3.04 Except with written consent of the other, the rights and obligations under this Agreement are not assignable by any parties to this agreement or their respective successors, assigns, heirs or legal representatives.

     3.05 This Agreement represents the entire Agreement by and between the parties hereto except as otherwise provided in this agreement, and it may not be changed except by written amendment duly executed by all parties to this agreement.

     SIGNED, ACCEPTED and AGREED to by the undersigned parties, who acknowledge that they have read and understand this Agreement and the attachments to it. The undersigned parties execute this legal document voluntarily and of their own free will.

Respectfully submitted,


/s/ Ron Edmondson                            /s/ Cheryl Edmondson
------------------------------------         -----------------------------------
Ron Edmondson, President,                    Cheryl Edmondson, Secretary,
for Providence Cabinet Shoppe, Inc.,         for Providence Cabinet Shoppe, Inc,
a Tennessee Corporation                      a Tennessee Corporation


/s/ John M. King
------------------------------------
John M. King, Attorney-in-fact,
for Nevada Holding Group, Inc.,
a Nevada Corporation

STATE OF TENNESSEE
COUNTY OF MONTGOMERY

     This  instrument  was  acknowledged  before  me on  April  3,  2002  by Ron
Edmondson,   President,   for  Providence  Cabinet  Shoppe,  Inc.,  a  Tennessee
Corporation.

                                             /s/ Sonya Y. Edwards
                                             -----------------------------------
                                             Notary Public's Signature


STATE OF TENNESSEE
COUNTY OF MONTGOMERY

     This  instrument  was  acknowledged  before  me on April 3,  2002 by Cheryl
Edmondson,   Secretary,   for  Providence  Cabinet  Shoppe,  Inc.,  a  Tennessee
Corporation.

                                             /s/ Sonya Y. Edwards
                                             -----------------------------------
                                             Notary Public's Signature

STATE OF TENNESSEE
COUNTY OF MONTGOMERY

     This instrument was acknowledged before me on April 3, 2002 by John M. King, Attorney-in-fact, for Nevada Holding Group, Inc., a Nevada Corporation.


                                             /s/ Sonya Y. Edwards
                                             -----------------------------------
                                             Notary Public's Signature

EXHIBIT C                   WRAPAROUND WARRANTY DEED


STATE OF TEXAS
COUNTY OF FORT BEND

                            WRAPAROUND WARRANTY DEED

     R & C Properties, a Tennessee General Partnership composed of Ronald A. Edmondson and Cheryl B. Edmondson, of Montgomery County, Tennessee ("Grantor"), with address of P.O Box 625, Clarksville, Tennessee 37041-0625, for the consideration paid and to be paid as stipulated below by Nevada Holding Group, Inc., of Fort Bend County, Texas ("Grantee"), grant to Grantee that one particular tract of land described in Exhibit A (Attached). The Consideration is as follows:

          1. The sum of Ten DOLLARS ($10.00) and other good and valuable consideration paid to us by Grantee, the receipt of which is hereby acknowledged;

          2. The further consideration that the described tract of land is conveyed subject to, and Grantee expressly does assume liability for payment of, that one certain First Lien promissory note (the "Wrapped"
          note) described as follows: (a) $1,200,000 note dated May 18, 2000 signed by R & C Properties, payable to First Federal Savings Bank, secured by vendor's lien reserved in deed of even date from R & C Properties, filed for record in the Real Property Records of Montgomery County, Tennessee and additionally secured by (b) Deed of Trust of even date therewith from R & C Properties, filed for record on the Real Property Records in Montgomery County, Tennessee.

     Subject to the Exceptions specified below, Grantor has granted, sold and conveyed, and by this instrument does grant, sell and convey to the Grantee the property described above and the improvements situated on it in Montgomery County, Tennessee.

                                   EXCEPTIONS

     This Deed is made and expressly accepted by Grantee subject to the following:

          1. The above described First Lien Wrapped Note and all liens securing same, if any;

          2.  Any  Restrictions   recorded  in  the  Real  Property  Records  of
          Montgomery County, Tennessee;

     Subject to the Exceptions stated above, Grantor grants the property to Grantee and to Grantee's heirs and assigns, to have and to hold, together with all and singular the rights and appurtenances the property in any wise belonging, forever. And Grantor does hereby bind itself, its heirs, executors, and administrators, to warrant and forever defend, all and singular, the premises to Grantee and Grantee's heirs and assigns, against every person lawfully claiming or to claim the same, or any part thereof.



                                        /s/ Ronald A. Edmondson
                                        ----------------------------------------
                                        R & C Properties, a Tennessee General
                                        Partnership
                                        by Ronald A. Edmondson, Partner



                                        /s/ Cheryl B. Edmondson
                                        ----------------------------------------
                                        R & C Properties, a Tennessee General
                                        Partnership
                                        by Cheryl B. Edmondson, Partner


STATE OF TENNESSEE
COUNTY OF MONTGOMERY

This instrument was acknowledged before me on April 3, 2002 by Ron A. Edmondson, Partner, for R & C Properties, a Tennessee General Partnership.


                                        /s/ Sonya Y. Edwards
                                        ----------------------------------------
                                        Notary Public for the State of Tennessee

STATE OF TENNESSEE
COUNTY OF MONTGOMERY

This instrument was acknowledged before me on April 3, 2002 by Cheryl B. Edmondson, Partner, for R & C Properties, a Tennessee General Partnership.



                                        /s/ Sonya Y. Edwards
                                        ----------------------------------------
                                        Notary Public for the State of Tennessee

                                   EXHIBIT "A"

TRACT ONE: Beginning at a point in the southern right of way margin of State Highway 12, said point of beginning being 700.7 feet, more or less, from the centerline of the abandoned right of way of the I.C. Railroad, said distance from said right of way being measured along a line running generally westerly with said right of way margin of said highway. Said point of beginning is further identified as being at a concrete marker adjacent to a pole. Thence leaving said point of beginning in said margin of said highway on a new line south 4 degrees 30 minutes east 509.57 feet to an iron pin; thence continuing south 4 degrees 30 minutes east 35.03 feet to a point in the center line of a gully; thence with the meanders of the center line of said gully south 53 degrees 45 minutes west 117.56 feet to another point in the centerline of said gully; thence leaving the centerline of said gully on a new line north 4 degrees 30 minutes west 35.0 feet to an iron pin; thence passing over said iron pin and continuing on a line north 4 degrees 30 minutes west 574 feet to an iron pin in the southern right of way of said State Highway 12; thence with said margin of said State Highway 12, 100 feet, more or less, to the point of beginning, according to survey by Erle M. Butts, Licensed Surveyor No. 606-241, King Engineers, Inc., dated March 30, 1985.

TRACT TWO: Beginning at a point in the southern right of way margin of State Highway 12 (New Ashland City Highway), said point of beginning being also further identified as being west of the Joe F. Wall property and being 497.5 feet, more or less, from the center line of the right of way of the abandoned I.C. Railroad, along a line running generally westerly from said center line of said railroad right of way, running with said right of way margin of said highway and passing over a concrete marker in said right of way at 52.30 feet; thence from said point of beginning, which is at an iron pin, and leaving said margin of said state highway south 4 degrees 30 minutes 0 seconds east 376.97 feet to an iron pin; thence continuing on the same call 42.63 feet to a point in the center line of a dry branch, being an old property line; thence with said center line of said branch south 86 degrees 33 minutes west 37.5 feet to a point; thence continuing with said center line of said branch south 53 degrees 43 minutes west 104.99 feet to a point; thence continuing south 37 degrees 57 minutes west 75.46 feet to a point; thence continuing south 52 degrees 7 minutes west 26.7 feet to a point in the center line of said branch; thence leaving said center line of said branch on a line north 4 degrees 30 minutes 0 seconds west
35.03 feet to an existing iron pin; thence along the same call 509.57 feet to an existing highway monument in said margin of said state highway; thence with said right of way margin of said state highway north 85 degrees 30 minutes 0 seconds east 200.00 feet to the point of beginning, containing 2.14 acres, more or less, according to survey dated January 16, 1987, per Erle M. Butts, Licensed Land Surveyor #606-241, King Engineers, Inc.

Any rights to a roadway contiguous with the Eastern margin of the above property.

This being the same realty  conveyed to M & J  Properties,  a Tennessee  General
     Partnership composed of Jerry N. Baldwin and William M. Parchman, by deed from Jerry N. Baldwin and William M. Parchman, of record in Official Record Book Volume 653, Page 1753, in the Register's Office for Montgomery County, Tennessee.

EXHIBIT D          AGREEMENT FOR THE SALE OF CORPORATE STOCK

STATE OF TEXAS
COUNTY OF FORT BEND

     This Agreement is executed on this 3rd day of April, 2002 between Ronald A. Edmondson and Cheryl B. Edmondson, individual residents of Clarksville, Montgomery County, Tennessee ("Sellers"), who are also the sole officers and shareholders of Providence Cabinet Shoppe, Inc., a Tennessee Corporation, and John M. King, Attorney-in-fact for Nevada Holding Group, Inc., a Nevada Corporation ("Buyer").

     WHEREAS Buyer desires to purchase and Seller desires to sell all of their rights, title and interest in all shares of common stock owned by Ronald A. Edmondson and Cheryl B. Edmondson, who own and operate the business known as Providence Cabinet Shoppe, Inc.

     NOW, THEREFORE, Seller sells to Buyer and Buyer purchases from Seller the common stock described above on the terms and conditions set forth below.

                                     I. SALE

     1.01 Seller conveys, transfers, sells and assigns to Buyer all of their right, title and interest in stock certificate no(s). 16 and 17, representing in total 51 shares of the corporation.

                               II. PURCHASE PRICE

     2.01 The total purchase price to be paid by Buyer to Seller for the purchase of the stock described above is $ 85,000.

     2.02 The total purchase price shall be paid as follows:

     a. The sum of $ 15,000 in cash or cashier's check shall be paid to Seller by Buyer when this Agreement is executed;

     b. $28,000 to be paid 30 days from closing;

     c. $40,000 to be paid at $10,000 per month, payable on the 1st and the 15th for 4 months;

     d. $2,000 for insurance benefits package for 3 months, to be paid as due;

     e. The assumption and promise to pay as due all sums due and owing by Providence Cabinet Shoppe, Inc. to Farmers and Merchants Bank of Clarksville, Tennessee, contingent upon release by Farmers and Merchants Bank of obligation of Ron and Cheryl Edmondson;

     f. The assumption and promise to pay as due all current liabilities of Providence Cabinet Shoppe, Inc. as disclosed in the company's books and records;

     g. The assumption and promise to pay as due amounts owed to Barth Barnhart not enumerated on the balance sheet.

            III. REPRESENTATIONS, WARRANTIES AND AGREEMENTS BY BUYER

     3.01 Buyer agrees and warrants and represents to Seller that Buyer will duly notify all authorities, suppliers, creditors, and/or other entities that Buyer is to be responsible for all liabilities associated with the operation of the Business, including without limitation withholding taxes, social security taxes, unemployment contributions, salaries, and purchases incurred after the Closing, and Buyer specifically agrees to assume such liabilities as of the Closing. Additionally, Buyer acknowledges disclosure by seller of situations regarding the individuals Ron Thomas and Robert E. Miller.

                  IV. WARRANTIES AND REPRESENTATIONS BY SELLER

     4.01 Seller warrants and represents to Buyer that:

     a. They are the sole officers and shareholders of the corporation and are selling all shares of stock issued by this corporation and directly or indirectly owed by them;

     b. At the time of signing this Agreement, Seller neither knows nor has reason to know of the existence of any outstanding claim, title, or interest or lien in, to or on the business other than what has been previously shown or disclosed in writing to Buyer;

     c. No litigation, actions, or proceedings, legal, equitable, administrative, through arbitration or otherwise, including but not limited to lawsuits, claims, or disputes with employees, customers and vendors, etc., are pending or threatened that might affect the business or the corporation or the consummation of the purchase and sale described in this Agreement;

     d. Seller has or will by April 3, 3002 have turned over to Buyer all corporate books and records of Providence Cabinet Shoppe, Inc. including but not limited to the following documents:

                                    Corporate Minute Book

                                    Corporate Seal

                                    Articles of Incorporation

                                    By-Laws

and any and all corporate resolutions and minutes of meetings of directors and shareholders. Seller further warrants and represents that such business and corporate records are current and up to date.

     e. Seller agrees to repay $28,000 owed to Providence Cabinet Shoppe, Inc. 30 days from closing.

                            V. RESTRICTIVE COVENANTS

     5.01  The  Seller  expressly  agrees  that for a  period  of two (2)  years following the execution of this agreement, they will not, directly or indirectly, as employee, agent, proprietor, partner, stockholder, officer, director, or otherwise, render any services to, or on their own behalf engage in or own part or all of any business that is the same as, similar to, or competitive with the business within a fifty-mile radius of the present location of the business without the prior written consent of the Buyer.

     5.02 The Seller shall not for a period of two (2) years immediately following the execution of this Agreement, regardless of any reasons or cause, either directly or indirectly:

     a. make known to any person, firm or corporation the names and addresses of any of the customers of the Seller or Buyer or any other information pertaining to them; or

     b. call on, solicit or take away, or attempt to call on, solicit or take away any of the customers of the Seller on whom the Seller called or with whom they became acquainted during ownership of the corporate stock either for themselves or for any other person, firm or corporation.

     5.03 The agreements contained in this article on the part of the Seller are independent of any other provisions of this agreement, and the existence of any claim or cause of action of Seller against the Buyer, whether based on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Buyer of the agreements contained in this article.

     5.04 Should Seller violate any paragraph of this Article, any remaining amounts now due, or which shall become due, from Buyer to Seller shall be considered paid in full.

                      VI. GENERAL ADMINISTRATION PROVISIONS

     6.01 This Agreement may be executed in multiple counterparts, and each such counterpart shall be deemed as an original instrument upon execution of this document.

     6.02 Any notice, request, instruction or other communication required or permitted hereunder, shall be deemed to be properly given when deposited in the United States mail, postage prepaid, addressed as follows:

     to Seller: 2084 New Ashland City Road, Clarksville, Tennessee 37043

     to Buyer: 3320 FM 359, Richmond, Texas 77469

     Either party may by written notice to the other change their address.

     6.03 This Agreement shall be construed and enforced in accordance with the laws of the State of Texas.

     6.04 Except with written consent of the other, the rights and obligations under this Agreement are not assignable by any party to this Agreement or their respective successors, assigns, heirs or legal representatives.

     6.05 This Agreement represents the entire agreement by and between the parties hereto except as otherwise provided in this Agreement, and it may not be changed except by written amendment duly executed by all parties to this Agreement.


     SIGNED, ACCEPTED and AGREED to by the undersigned parties, who acknowledge that they have read and understand this Agreement and the attachments to it. The undersigned parties execute this legal document voluntarily and of their own free will.

Respectfully submitted,


/s/ Ron Edmondson                            /s/ Cheryl Edmondson
------------------------------------         -----------------------------------
Ron Edmondson, President,                    Cheryl Edmondson, Secretary,
for Providence Cabinet Shoppe, Inc.,         for Providence Cabinet Shoppe, Inc,
a Tennessee Corporation                      a Tennessee Corporation


/s/ John M. King
------------------------------------
John M. King, Attorney-in-fact,
for Nevada Holding Group, Inc.,
a Nevada Corporation


STATE OF TENNESSEE
COUNTY OF MONTGOMERY

     This  instrument  was  acknowledged  before  me on  April  3,  2002  by Ron
Edmondson,   President,   for  Providence  Cabinet  Shoppe,  Inc.,  a  Tennessee
Corporation.

                                             /s/ Sonya Y. Edwards
                                             -----------------------------------
                                             Notary Public's Signature

STATE OF TENNESSEE
COUNTY OF MONTGOMERY

     This  instrument  was  acknowledged  before  me on  April3,  2002 by Cheryl
Edmondson,   Secretary,   for  Providence  Cabinet  Shoppe,  Inc.,  a  Tennessee
Corporation.

                                             /s/ Sonya Y. Edwards
                                             -----------------------------------
                                             Notary Public's Signature

STATE OF TENNESSEE
COUNTY OF MONTGOMERY

     This instrument was acknowledged before me on April 3, 2002 by John M. King, Attorney-in-fact, for Nevada Holding Group, Inc., a Nevada Corporation.


                                             /s/ Sonya Y. Edwards
                                             -----------------------------------
                                             Notary Public's Signature

EXHIBIT E -- PROVIDENT CABINET SHOPPE, INC.

BALANCE SHEET

MARCH 31, 2002 (UNAUDITED)
================================================================================
                                     ASSETS
CURRENT ASSETS:
Cash                                                                $   (59,684)
Accounts Receivable                                                     282,534
Inventory                                                               218,882
Prepaid Expenses                                                            913
                                                                    -----------
Total Current Assets                                                $   442,645

FIXED ASSETS:
Land                                                                $   250,000
Buildings                                                               870,000
Vehicles                                                                192,727
Building Improvements                                                   114,212
Equipment                                                               580,451
                                                                    -----------
Total                                                               $ 2,007,390
Less:  Depreciation Reserve                                           1,303,398
                                                                    -----------
Total Fixed Assets                                                  $   703,992

OTHER ASSETS:
Deferred Taxes
                                                                    $       708
Intangible Assets                                                        12,205
                                                                    -----------
Total Other Assets                                                  $    12,913
                                                                    -----------
Total Assets                                                        $ 1,159,550
                                   LIABILITIES

CURRENT LIABILITIES:
Accounts Payable                                                    $   102,621
Accrued Taxes Payable                                                     3,268
Notes Payable                                                           221,936
                                                                    -----------
Total Current Liabilities                                           $   327,825

Long Term Liabilities:
Mortgage Payable - First Federal                                    $ 1,130,360
                                                                    -----------
Total Long Term Liabilities                                         $ 1,130,360
                                                                    -----------
Total Liabilities                                                   $ 1,458,185

                              STOCKHOLDERS' DEFICIT

Capital Stock                                                       $   125,000
Less:  Treasury Stock                                                   (78,143)
Accumulated Deficit                                                    (138,136)
Current Earnings (Loss)                                                (207,356)
                                                                    -----------
Total Stockholders' Deficit                                         $  (298,635)
                                                                    -----------
Total Liabilities and Stockholders' Deficit                         $ 1,159,550

EXHIBIT F --  PROVIDENT CABINET SHOPPE, INC.

STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2002 (UNAUDITED)
FOR THE SIX MONTHS ENDED MARCH 31, 2002 (UNAUDITED)

================================================================================

                                                 THREE MONTHS      SIX MONTHS
                                                     ENDED            ENDED
                                                MARCH 31, 2002    MARCH 31, 2002
                                                --------------    --------------
Gross Revenues                                     $ 424,167        $ 815,879

DIRECT COST OF SALES:
Materials                                             95,370          211,137
Direct Labor                                         120,931          231,409
Other Costs                                           56,265          128,907
                                                   ---------        ---------
Total Cost of Sales                                  272,566          571,453
                                                   ---------        ---------

Gross Profit                                         151,601          244,426

INDIRECT EXPENSES:
Administrative Expenses                               61,522          144,860
Professional Services                                  1,250           18,298
Indirect Labor                                       110,786          187,474
Taxes                                                  3,288           23,933
Insurance                                              9,426           19,358
Repairs & Maintenance                                  6,181           12,567
Telephone                                              4,696            8,357
Depreciation                                           7,483           14,950
Supplies                                               6,621           13,141
Utilities                                              4,794            9,241
                                                   ---------        ---------
Total Indirect Expenses                              216,047          452,179
                                                   ---------        ---------

Net Operating Income (Loss)                          (64,446)        (207,753)

OTHER INCOME:
Interest                                                 254              397
                                                   ---------        ---------
Total Other Income                                       254              397
                                                   ---------        ---------

Net Operating Income (Loss)                        $ (64,192)       $(207,356)